Exhibit I-3

Black Hills Corporation and Subsidiaries

Existing Contractual Arrangements Among Associate Companies

Provider	Recipient/Beneficiary	Services	Pricing	Transition Plan
Black Hills Corporation

Black Hills Energy, Inc.

Black Hills Energy Resources,
Inc.

Black Hills Exploration and
Production, Inc.

Black Hills FiberCom, LLC

Black Hills FiberCom, LLC

Black Hills Generation, Inc.

Black Hills Generation, Inc.

Black Hills Generation, Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Wyoming, Inc.

Black Hills Wyoming, Inc.

Daksoft, Inc.

Enserco Energy Inc.

Enserco Energy Inc.

Wyodak Resources
Development Corporation

Wyodak Resources
Development Corporation

Wyodak Resources
Development Corporation

Wyodak Resources
Development Corporation

Various non-regulated
subsidiaries
All subsidiaries

Various non-regulated
subsidiaries

Various non-regulated
subsidiaries of Black Hills
Energy Resources, Inc.

Various non-regulated
subsidiaries of Black Hills
Exploration and Production,
Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Wyoming, Inc.

Various non-utility
subsidiaries of Black Hills
Generation, Inc.

Various affiliates

Black Hills Power, Inc.
(marketing function) and
various affiliates

Various affiliates

Various affiliates

Various affiliates

Black Hills Wyoming, Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Affiliated EWGs, QFs, and
other non-utility subsidiaries
which do not sell power or
provide goods or services to
Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Power, Inc.

Black Hills Wyoming, Inc.

Various non-regulated QF and
EWG subsidiaries	Corporate services (e.g., labor relations,
employee relations, training and development,
policy development and interpretation,
compensation, benefits, organizational design,
employment and staffing activities, safety and
health administration, human resource,
information systems, performance management,
lease and tenant services for general office
building and grounds, employee assistance
program administration, relocation services,
affirmative action plan and diversity program
management, etc.)

Administrative support services (e.g., employee
relations, training and development, policy
development and interpretation, compensation,
benefits, organizational design, employment and
staffing activities, safety and health
administration, human resource, information
systems, performance management, lease and
tenant services for general office building and
grounds, employee assistance program
administration, relocation services,
affirmative action plan and diversity program
management, etc.)
Administrative and operational support services
(e.g., employee relations, training and
development, policy development and
interpretation, compensation, benefits,
organizational design, employment and staffing
activities, safety and health administration,
human resource, information systems,
performance management, lease and tenant
services, etc.)

Administrative support services (e.g., employee
relations, training and development, policy
development and interpretation, compensation,
benefits, organizational design, employment and
staffing activities, safety and health
administration, information systems,
performance management, lease and tenant
services, etc.)

Retail telecommunications services

Fiber optic services

Power marketing and gas procurement

Power marketing and replacement power
procurement

Administrative support services related to
development and operation of non-regulated
subsidiaries of Black Hills Generation, Inc.
(e.g., employee relations, training and
development, policy development and
interpretation, compensation, benefits,
organizational design, employment and staffing
activities, safety and health administration,
human resource, information systems,
performance management, lease and tenant
services, etc.)

Retail electric service

Transmission and interconnection service

Office space leases

Administrative and operational support services
associated with unique utility-related
expertise and capabilities of Black Hills
Power, Inc. (e.g., property management and
maintenance services, HVAC services, electrical
support services, safety management, inventory
management, environmental services, generation
and transmission engineering services,
facility construction, operation and
maintenance services, coal transportation
services, facility operational support
services, voltage and reactive capacity
support, marketing and sales support, etc.)
Incidental specialty services (construction
services, pole attachment services, mapping
services)
Wholesale power sales service

Operational support services (coal handling,
voltage and reactive capacity support) in
support of activities at Gillette, Wyoming,
facilities (coal mines and power generating
facilities)
Wholesale power sales service

General IT maintenance, tech support,
programming, and other IT and communications
services

Gas portfolio management and gas procurement
and supply (e.g., gas scheduling, imbalance
management, storage account management,
commodity procurement, real time logistics,
forward natural gas pricing information,
financial risk management execution, etc.)
Gas portfolio management and gas procurement
and supply (e.g., gas scheduling, imbalance
management, storage account management,
commodity procurement, real time logistics,
forward natural gas pricing information,
financial risk management execution, etc.)

Coal mining and coal supply for generating
facilities located at Gillette, Wyoming

Routine facility maintenance services at
Gillette, Wyoming, energy facilities (e.g.,
snow removal, noxious weed control/mowing, junk
removal (refractory waste), crane service for
ash pumps, and conveyor maintenance, vacuum
truck services, dust control, fire
extinguishing, conveyor maintenance and repair,
use of bucket truck, etc.)
Administrative and operational support services
in support of Black Hills Power, Inc.,
Gillette, Wyoming campus (e.g., human
resources, environmental services, real estate
support services, communications services,
water services, etc.)
Coal mining and coal supply

Incidental goods, services, or construction
services	Cost-based allocation

Cost-based allocation

Cost-based allocation

Cost-based allocation

Cost-based rate under
regulated retail rate
schedule (S. Dakota)
Market rate

Cost-based allocation

Cost-based allocation

Cost-based allocation

Cost-based rates under
regulated retail rate
schedules (South
Dakota, Wyoming, and
Montana)
Cost-based rates under
regulated transmission
tariff and rate
schedules (FERC)
Market rate

Cost-based allocation

Market rate

Market-based rate under
regulated power sales
tariff (FERC)

Cost-based

Market-based rate under
regulated power sales
tariff (FERC)

Market rate

Market rate

Market rate

Formula rate approved
by state regulators (S.
Dakota)
Cost-based allocation

Cost-based allocation

Market rate

Market	Transfer appropriate
functions and personnel
to Black Hills
Services, Inc., and
provide at cost-based
rate under service
agreement

Transfer appropriate
functions and personnel
to Black Hills
Services, Inc., and
provide at cost-based
rate

No change

No change

No change

No change

Transfer appropriate
functions and personnel
to new power marketing
subsidiary and provide
services at cost-based
rate
Transfer appropriate
functions and personnel
to new power marketing
subsidiary and provide
services at cost-based
rate
No change

No change

No change

Transfer functions to
Black Hills Services,
Inc., and provide at
cost-based rate, or
retain function and
convert to cost-based
rate
No change

Convert to cost-based
rate

No change

No change

No change

Transfer functions to
Black Hills Services,
Inc., and provide at
cost-based rate, or
retain and convert to
cost-based rate

No change

No change

No change

No change

No change

No change

No change